                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                 July 8, 1998
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               Date of Report (Date of earliest event reported)



             Imperial Credit Commercial Mortgage Investment Corp.
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            (Exact name of registrant as specified in its charter)


         Maryland                 000-23089                   95-4648345
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State or other jurisdiction     (Commission                  (IRS Employer
     of incorporation)          File Number)               Identification No.)



           11601 Wilshire Blvd., Suite 2080, Los Angeles, CA  90025
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            (Address of principal executive offices)    (Zip Code)



                                (310) 231-1280
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                        (Registrant's telephone number)

ITEM 5.   OTHER EVENTS.

     On July 8, 1998, Imperial Credit Commercial Mortgage Investment Corp. (the Registrant") issued a press release reporting investments for the second quarter of 1998. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.   EXHIBIT

     Exhibit 99.1   Press release of the Registrant, dated July 8, 1998

                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


             IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.


             By:                  /s/  MARK S. KARLAN
                   -------------------------------------------------------
                    Mark S. Karlan, President and Chief Executive Officer


Dated:  July 10, 1998

                                 EXHIBIT INDEX



EXHIBIT
No.                 DESCRIPTION
-------        -------------------------
99.1           Press release of the Registrant dated July 8, 1998